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                                                                    EXHIBIT 10.2

                              AMENDMENT NO. ONE TO
                            ASSET PURCHASE AGREEMENT

         THIS AMENDMENT NO. ONE TO ASSET PURCHASE AGREEMENT ("Amendment") is dated as of December 28, 1999, and is between AK MEDIA GROUP, INC., a Washington corporation ("Seller"), AK FLORIDA OUTDOOR, INC. ("AKFO"), a Washington corporation, and ELLER MEDIA COMPANY, a Delaware corporation ("Buyer").

                                    RECITALS

         A. Seller and Buyer are parties to an Asset Purchase Agreement (the "Agreement") dated as of November 10, 1999.

         B. Seller wishes to assign certain of its rights under the Agreement to AKFO.

         In consideration of the mutual representations, warranties, covenants and agreements, and upon the terms and conditions set forth below, the parties agree as follows:

         1. Assignment of Assets. Seller has assigned the following Assets to
            AKFO:

         the Structures;
         the Leases;
         the Permits;
         all prepaid expenses of Seller as of the Closing Date relating to the Assets, subject to proration at Closing pursuant to Section 2.2(a) of the Agreement; any Intangible Property used in connection with the Assets and not otherwise described in Section 3.2 of the Agreement; To the extent assignable, all rights (including any benefits arising therefrom), causes of action, choses of action, claims and demands of whatever nature (whether or not liquidated) of Seller relating to the Assets, including, without limitation, condemnation rights and proceeds, and all rights against suppliers under warranties covering any of the Assets; all unbuilt Structure related inventory, construction in progress and related materials including, without limitation, those described on Schedule 3.2(i) to the Agreement; all inventory, supplies, and materials held for use by Seller, including, without limitation, those assets listed on Schedule 3.2(m); all furniture, office equipment and furnishings, as listed or described on
         Schedule 3.2(o) to the Agreement.

         2. Assumption of Liabilities. AKFO hereby assumes all liabilities associated with the Agreement, including, but not limited to, each of Seller's covenants, representations and warranties therein. Notwithstanding such assumption, Seller also remains liable for all covenants, representations and warranties made by it and AKFO under the Agreement.


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         3. Excluded Liabilities. This Amendment is entered into pursuant to, and is subject to, Section 11.6 of the Agreement.

         4. Capitalized Terms. Capitalized terms used herein shall have the meanings ascribed to them in the Agreement.

         5. 1031 Exchange. Buyer agrees to cooperate with Seller and AKFO in a tax-deferred or like kind exchange under Section 1031 of the Internal Revenue Code; provided, however, that Seller and AKFO shall indemnify Eller for, from and against any tax consequences or other damages to Eller resulting from AKFO's or Seller's deferred tax exchange or like kind exchange, if any, in accordance with Section 1031 of the Internal Revenue Code.

                           [SIGNATURE PAGE TO FOLLOW]


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Seller,  AKFO and Buyer have caused this Amendment No. One to be signed by their duly authorized officers as of the date first above written.

                                      Seller:

                                      AK MEDIA GROUP, INC.,
                                      a Washington corporation

                                      -----------------------------
                                      Denis M. Curley
                                      Secretary and Treasurer

                                      AK FLORIDA OUTDOOR, INC.,
                                      a Washington corporation

                                      -----------------------------
                                      Denis M. Curley
                                      Secretary and Treasurer

                                      Buyer:
                                      ELLER MEDIA COMPANY,
                                      a Delaware corporation

                                      -----------------------------
                                      Paul J. Meyer, President
                                      and Chief Operating Officer

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